Item 1: Report to Shareholders

Summit Municipal Intermediate Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free municipal bonds and money market securities produced modest returns in the six-month period ended April 30, 2005. During that period, the Federal Reserve raised the federal funds target rate four times. Short- and intermediate-term municipal rates also rose, but long-term municipal yields were little changed. Long-term and lower-quality municipal securities outperformed their short-term and higher-quality counterparts, respectively.

ECONOMY AND INTEREST RATES

Economic growth continued at a steady clip for most of the last six months. Although the economy may have entered a “soft patch” stemming from moderating consumer demand in the face of surging energy costs, we believe any slowdown is likely to be short lived. Thus, with inflation on the rise even excluding higher energy costs, the Federal Reserve has continued its policy of gradually increasing short-term interest rates.

In the last six months, the central bank increased the federal funds target rate—an overnight intrabank lending rate—from 1.75% to 2.75% in four 25-basis-point increments. (One hundred basis points equal one percentage point.) Immediately after our reporting period, the Fed lifted the target rate to 3.00% on May 3. Money market yields rose in tandem with the fed funds rate during our reporting period. Short- and intermediate-term municipal rates also rose substantially, but 10-year yields rose to a lesser extent, and long-term municipal rates fell slightly, resulting in a flattening of the municipal yield curve. As a result, long-term municipal securities outperformed—the opposite of what one would expect when the Fed is tightening monetary policy.

MUNICIPAL MARKET NEWS

New municipal supply in the first four months of 2005 totaled more than $128 billion, according to The Bond Buyer. Demand for municipal securities has been relatively steady throughout most of 2005, with a strong April offsetting weakness in March. Concerns of stronger growth abated near the end of our reporting period as weaker economic data indicated the possibility of a mid-cycle slowdown.

In contrast to the taxable bond market, where credit spreads widened following news that GM’s earnings in 2005 would be much less than expected, municipal credit spreads stayed about the same or, in some cases, tightened. In general, returns were higher for lower-rated sectors. In particular, tobacco bonds rose sharply, lifting the BBB rated sector, after an appellate court rejected the federal government’s attempt to seek up to $280 billion in damages in its racketeering case against the tobacco industry.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund

Your fund returned 0.73% and 1.14% in the 6- and 12-month periods ended April 30, 2005, surpassing its Lipper benchmark in both periods, as shown in the table. In a rising interest rate environment, our emphasis on municipal securities with very short maturities allowed us to invest the proceeds from such securities in successively higher-yielding instruments to capture rising yields.

The fund’s long-term record versus its competitors remains outstanding. Lipper ranked the fund in the top 8% of the Lipper tax-exempt money market funds universe for the 3-, 5-, and 10-year periods ended March 31, 2005. The fund was also ranked in the top 12% for the one-year period ended March 31, 2005. (Based on total return, Lipper ranked the Summit Municipal Money Market Fund 15 out of 129, 9 out of 117, 7 out of 106, and 7 out of 87 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
Summit Municipal Money
Market Fund	0.73%	1.14%
Lipper Tax-Exempt Money Market
Funds Average	0.58	0.86
Please see the fund’s quarter-end returns following this letter.

The Federal Reserve’s “measured” pace of increases in the federal funds target rate combined with the central bank’s effective communication of its intentions have lifted money market yields in an orderly fashion over the last six months. One-year interest rates, as measured by LIBOR (a taxable money market benchmark), rose 114 basis points, from 2.55% to 3.69%, during that period. Municipal rates also rose but to a lesser extent. The six-month average yield on seven-day variable-rate demand notes has increased about 65 basis points. At the same time, longer six-month and one-year note yields have increased about 85 basis points, to 2.65% and 2.70%, respectively.

PORTFOLIO CHARACTERISTICS
Periods Ended	10/31/04	4/30/05
Price Per Share	$1.00	$1.00
Dividend Yield (7-Day Simple)*	1.25%	2.26%
Weighted Average Maturity (days)	30	33
* Dividends earned for the last seven days of the period indicated are annualized and divided by the fund’s net asset value at the end of the period.
Note: A money fund’s yield more closely reflects its current earnings than total return.

Against this backdrop, the fund benefited from our strategy of significantly overweighting securities with very short maturities, as mentioned earlier. Periodically, however, we extended the portfolio’s weighted average maturity (WAM) to take advantage of temporary pricing inefficiencies stemming from technical factors. The portfolio’s positioning as of April 30 reflected such a situation: As cash flows related to the April 15 tax filing deadline left the municipal market, we observed and took advantage of some attractive, though longer-dated, investment opportunities. However, the fund’s overall posture remains highly defensive, and we expect the portfolio’s WAM to remain relatively short. At the end of April, the WAM was 33 days, compared with 30 days six months ago.

The months ahead should prove interesting. We anticipate additional fed funds rate increases, and much of the annual municipal money market note supply will be issued over the summer months during which time the Fed will meet several times on monetary policy. While state tax receipts have increased somewhat this year, these annual cash flow borrowings are likely to remain near their long-term trend average of about $50 billion, and their pricing will set the tone for the municipal money market throughout the coming months.

Summit Municipal Intermediate Fund

Your fund returned 1.11% and 4.61% in the 6- and 12-month periods ended April 30, 2005. The fund surpassed its Lipper benchmark in both periods, as shown in the table. Fund performance in the last six months reflects $0.19 dividend income and a $0.07 decline in the fund’s net asset value (NAV). For the 12-month period, the fund earned $0.37 dividend income, and its NAV increased $0.12.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
Summit Municipal
Intermediate Fund	1.11%	4.61%
Lipper Intermediate Municipal
Debt Funds Average	0.53	4.12
Please see the fund’s quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS
Periods Ended	10/31/04	4/30/05
Price Per Share	$11.05	$10.98
30-Day Standardized
Yield to Maturity	2.68%	3.18%
Weighted Average Maturity (years)	7.6	8.6
Weighted Average Effective
Duration (years)	4.4	4.8

The fund’s long-term record versus its competitors remains quite favorable. In fact, Lipper ranked the fund in the top 16% of the Lipper intermediate municipal debt funds universe for the 10-year period ended March 31, 2005. (Based on total return, Lipper ranked the Summit Municipal Intermediate Fund 47 out of 156, 38 out of 127, 20 out of 95, and 11 out of 68 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

For much of the last six months, we tried to limit our interest rate risk by keeping the portfolio’s duration (a measure of its interest rate sensitivity) shorter than that of the Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index, which is representative of the set of securities we consider for investment. However, we extended the duration as bonds declined in March so that it was essentially in line with the index by the end of our reporting period.

Our strategy of structuring the portfolio like a barbell—emphasizing the maturity extremes of the municipal bond market—was advantageous as the yield curve flattened in the last six months. We overweighted 20- and 30-year bonds, as well as bonds maturing in two years or less. The former benefited from a decline in long-term rates; the latter had some protection stemming from their short durations as interest rates increased.

The portfolio’s weighted average credit quality, as measured by our internal rating system, remained high, at AA-. Over the past few years, our strategy has been to overweight higher-yielding sectors of the market, and, within the various sectors, to pursue lower-rated bonds that should benefit from an improving economy. Some of our larger holdings include general obligations issued by California, New York City, and New York state, as well as some New York state bonds that are guaranteed by appropriations from the state. (Please see the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

On a broader measure, the hospital, air and sea transportation, electric, and lease revenue sectors are among our largest allocations. The extra yield and spread tightening from these investments have boosted our returns. At this point in the economic cycle, we believe credit quality still has some room to improve. However, much of that improvement is already priced into credit spreads. In short, we find that it is becoming more difficult to find value in new lower-rated investments.

Summit Municipal Income Fund

Your fund returned 2.42% and 7.23% in the 6- and 12-month periods ended April 30, 2005, surpassing its Lipper benchmark by a solid margin in both periods, as shown in the table. Overweighting bonds maturing in 15 years or more, which performed much better than securities maturing in 10 years or less as long-term interest rates declined, drove the fund’s outperformance in the last six months. Since the end of October 2004, the fund earned $0.24 dividend income, and its net asset value (NAV) increased $0.02. For the 12-month period, the fund earned $0.49 dividend income, and its NAV increased $0.28.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
Summit Municipal Income Fund	2.42%	7.23%
Lipper General Municipal
Debt Funds Average	1.59	5.93
Please see the fund’s quarter-end returns following this letter.

The fund’s long-term record versus its competitors is excellent. Lipper ranked the fund in the top 3% of the Lipper general municipal debt funds category for the 10-year period ended March 31, 2005. The fund was also ranked in the top 7% for the five-year period and the top 10% for the 1- and 3-year periods ended March 31, 2005. (Based on total return, Lipper ranked the Summit Municipal Income Fund 27 out of 284, 24 out of 261, 15 out of 228, and 3 out of 144 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

We kept the fund’s duration, which was 5.2 years at the beginning and at the end of our reporting period, slightly short of neutral for most of the last six months. The fund’s composition with respect to coupon structure was also fairly defensive, reflecting our preference for premium coupon bonds priced to their call dates. This was in sync with our outlook for interest rates to rise in light of a growing economy.

PORTFOLIO CHARACTERISTICS
Periods Ended	10/31/04	4/30/05
Price Per Share	$11.07	$11.09
30-Day Standardized
Yield to Maturity	3.65%	3.77%
Weighted Average Maturity (years)	14.9	14.8
Weighted Average Effective Duration (years)	5.2	5.2

Some of our top performers in the last six months were lower-rated credits. Bonds rated A and lower posted strong returns, as demand for securities offering an incremental yield advantage far surpassed supply. Tobacco bonds, which are backed by Master Settlement Agreement (MSA) payments, fared exceptionally well. Although the fund does not own any of these securities due to their heightened volatility, our fairly diversified exposure to lower-rated credits provided some compensation. As of April 30, we considered about 10% of the fund’s holdings to be below investment grade. (Most of the bonds that are not rated by Standard & Poor’s and Moody’s are, according to our internal rating system, below investment grade.) Moving forward, we do not expect to increase exposure to lower-rated credits, since overall yields have significantly compressed in relation to their higher-rated counterparts.

There were no dramatic changes to sector diversification in the last six months. The hospital revenue sector, which we increased from 13% to 15%, remained our largest sector holding. We also increased exposure to local general obligations, where credit fundamentals continue to be positive.

OUTLOOK

Our outlook has not changed dramatically in the last six months. Strong fundamentals continue to support our expectations for sustained economic expansion, even though heightened energy prices may dampen consumer spending. Because the Fed remains committed to removing monetary policy accommodation, interest rates along the yield curve are more likely to rise than fall, suggesting that conditions in the bond market will be more challenging in the period ahead. Of course, money market investors will welcome higher yields.

Although it may be time for renewed caution regarding longer-term fixed-income investments, we believe several factors are likely to temper a broad increase in interest rates. First, the current cyclical increase in inflation may be modest compared with previous inflationary periods, as forces that encourage price increases—such as dollar weakness and a tighter labor market—may be offset to some degree by forces that tend to restrain inflation, including productivity gains and intense global price competition. Second, reduced supply in a higher interest rate environment should lead to less refinancing issuance, less borrowing, and generally better fiscal conditions. Third, the greater transparency of the Federal Open Market Committee process, as evidenced by the earlier publication of Fed meeting minutes, may lessen the prospect for a surprise rate hike by the central bank and should help mitigate any overreaction to new economic data. Finally, the municipal yield curve remains somewhat steep—despite the significant flattening that has occurred over the last year—and we believe that bonds with longer maturities still offer value to investors.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 16, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation, lose their advantage as a source of tax-free income.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if portfolio holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: a sustained increase in prices throughout the economy.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Summit Municipal Money Market Fund	1.14%	1.70%	2.48%
Lipper Tax-Exempt Money Market Funds Average	0.86	1.39	2.21
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance can-
not guarantee future results.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Summit Municipal Intermediate Fund	4.61%	5.96%	5.66%
Lehman Brothers Municipal Bond 1-15 Year
Blend (1-17 Maturity) Index	5.11	6.25	5.99
Lipper Intermediate Municipal Debt Funds Average	4.12	5.53	5.17
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance can-
not guarantee future results.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Summit Municipal Income Fund	7.23%	7.33%	6.75%
Lehman Brothers Municipal Bond Index	6.82	7.04	6.48
Lipper General Municipal Debt Funds Average	5.93	6.12	5.48
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance can-
not guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,007.30	$2.24
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.56	2.26
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.45%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half year period.

T. ROWE PRICE SUMMIT MUNICIPAL INTERMEDIATE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,011.10	$2.49
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.32	2.51
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.50%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half year period.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,024.20	$2.51
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.32	2.51
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.50%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half year period.

QUARTER-END RETURNS
	7-Day
Periods Ended 3/31/05	Simple Yield	1 Year	5 Years	10 Years

Summit Municipal Money Market Fund	1.67%	1.03%	1.73%	2.49%
Lipper Tax-Exempt Money Market
Funds Average	N/A	0.76	1.42	2.22
Summit Municipal Intermediate Fund	N/A	1.05	5.60	5.56
Lipper Intermediate Municipal
Debt Funds Average	N/A	0.60	5.17	5.05
Summit Municipal Income Fund	N/A	3.42	6.89	6.60
Lipper General Municipal Debt
Funds Average	N/A	2.03	5.67	5.34
Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should con-
sider both short- and long-term returns. A money fund’s yield more closely represents its current earnings than the total return.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$11.05	$10.96	$10.90	$10.78	$10.30	$10.12

Investment activities
Net investment income (loss)	0.19	0.38	0.44	0.46	0.48	0.48
Net realized and
unrealized gain (loss)	(0.07)	0.09	0.06	0.12	0.48	0.18

Total from
investment activities	0.12	0.47	0.50	0.58	0.96	0.66

Distributions
Net investment income	(0.19)	(0.38)	(0.44)	(0.46)	(0.48)	(0.48)

NET ASSET VALUE
End of period	$10.98	$11.05	$10.96	$10.90	$10.78	$10.30

Ratios/Supplemental Data
Total return ^	1.11%	4.35%	4.65%	5.53%	9.48%	6.70%
Ratio of total expenses to
average net assets	0.50%†	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment
income (loss) to average
net assets	3.48%†	3.45%	3.98%	4.27%	4.51%	4.73%
Portfolio turnover rate	22.9%†	26.5%	29.8%	18.5%	20.3%	41.3%
Net assets, end of period
(in thousands)	$ 193,868	$ 161,052	$ 115,405	$ 110,790	$93,226	$79,407

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited
PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

ALABAMA 1.7%
Alabama Federal Highway Fin. Auth., 5.00%, 3/1/08 (MBIA Insured)	1,000	1,057
Auburn Univ., 5.00%, 6/1/29 (AMBAC Insured)	1,000	1,049
Jefferson County Sewer, 5.50%, 2/1/40
(Prerefunded 2/1/11†) (FGIC Insured)	1,000	1,126
Total Alabama (Cost $3,139)		3,232

ALASKA 1.2%
Alaska HFC, Single Family, 5.75%, 12/1/11 #	485	486
Anchorage, GO, 5.00%, 3/1/20 (MBIA Insured)	1,755	1,884
Total Alaska (Cost $2,333)		2,370

ARIZONA 2.7%
Arizona HFA, Blood Systems Obligation Group, 5.00%, 4/1/18	645	668
Arizona School Fac. Board, 5.50%, 7/1/13	1,500	1,670
Phoenix Street & Highway, 5.00%, 7/1/11 (FGIC Insured)	1,500	1,645
Salt River Agricultural Improvement & Power Dist., 5.25%, 1/1/15	500	549
Tempe IDA, Friendship Village, 5.375%, 12/1/13	750	763
Total Arizona (Cost $5,159)		5,295

ARKANSAS 0.3%
Univ. of Arkansas, Campus Services, 5.00%, 11/1/26
(MBIA Insured)	500	530
Total Arkansas (Cost $517)		530

CALIFORNIA 10.3%
California, GO
5.00%, 2/1/10	500	539
5.00%, 2/1/11	750	815
5.25%, 3/1/07	1,000	1,042
5.50%, 11/1/33	500	543
6.30%, 10/1/07	1,400	1,509
Economic Recovery
5.00%, 7/1/16	1,000	1,075
5.25%, 1/1/11	1,000	1,103
California, Economic Recovery, 5.00%, 7/1/23 (Tender 7/1/07)	1,000	1,042
California Dept. of Water Resources
Power Supply
5.25%, 5/1/09 (MBIA Insured)	1,500	1,626
5.50%, 5/1/11	800	890
5.50%, 5/1/14 (AMBAC Insured)	1,000	1,138
California Public Works Board
Dept. of Corrections
5.00%, 6/1/07	500	521
6.00%, 11/1/05 (MBIA Insured)	250	254
Dept. of Mental Health, 5.00%, 6/1/08	1,000	1,057
Capistrano Unified School Dist. No. 90-2, 5.875%, 9/1/23	200	214
Napa Valley Community College Dist., 5.00%, 8/1/21
(MBIA Insured)	1,000	1,082
Port of Oakland, 5.00%, 11/1/11 (MBIA Insured) #	1,000	1,083
San Diego Unified School Dist., 5.00%, 7/1/16 (MBIA Insured)	3,405	3,784
Santa Clara County Transit Dist., 5.00%, 4/1/36
(Tender 10/2/06) (AMBAC Insured)	630	649
Total California (Cost $19,800)		19,966

COLORADO 0.1%
Arapahoe County, Highway, Zero Coupon, 8/31/26
(Prerefunded 8/31/05†)	1,000	207
Total Colorado (Cost $213)		207

CONNECTICUT 1.5%
Connecticut, GO, 5.25%, 6/15/13 (Prerefunded 6/15/09†)
(FGIC Insured)	1,000	1,089
Mashantucket Western Pequot Tribe, 144A
5.60%, 9/1/09	200	214
5.70%, 9/1/12	500	532
Mohegan Tribe Indians, 6.25%, 1/1/31	450	487
Univ. of Connecticut, Student Fee, 5.25%, 11/15/16 (FGIC Insured)	500	557
Total Connecticut (Cost $2,707)		2,879

DELAWARE 0.6%
Delaware River & Bay Auth., 5.00%, 1/1/21 (MBIA Insured)	1,000	1,082
Total Delaware (Cost $1,069)		1,082

DISTRICT OF COLUMBIA 2.9%
Metropolitan Washington Airport Auth.
5.50%, 10/1/08 (MBIA Insured) #	1,150	1,233
5.50%, 10/1/12 (FGIC Insured) #	1,000	1,107
5.50%, 10/1/18 (MBIA Insured) #	1,000	1,083
5.75%, 10/1/19 (FGIC Insured) #	1,000	1,104
Washington Metro Area Transit Auth.
5.00%, 1/1/12 (MBIA Insured)	1,000	1,103
Total District of Columbia (Cost $5,508)		5,630

FLORIDA 6.6%
Broward County, GO
5.25%, 1/1/18	500	544
Parks & Land Preservation, 5.00%, 1/1/25	1,250	1,329
Broward County Airport, 5.00%, 10/1/06 (FGIC Insured)	770	793
Dade County School Board, COP, 5.60%, 8/1/26
(Prerefunded 8/1/06†) (AMBAC Insured)	1,280	1,337
Fishhawk Community Dev. Dist. II
5.00%, 11/1/07	100	101
5.125%, 11/1/09	350	355
Florida Board of Ed., GO, 5.125%, 6/1/13	1,000	1,083
Florida Dept. of Environmental Protection, 5.25%, 7/1/14
(FGIC Insured)	500	557
Florida Dept. of Natural Resources, Environmental Preservation
6.00%, 7/1/06 (MBIA Insured)	500	518
Hillsborough County Aviation Auth., 5.25%, 10/1/09
(MBIA Insured) #	1,000	1,077
Jacksonville Electric Auth., Saint Johns River Power Park
5.00%, 10/1/09 (AMBAC Insured)	1,500	1,621
Middle Village Community Dev. Dist., 5.00%, 5/1/09	235	237
Orange County, 5.00%, 1/1/14 (FGIC Insured)	800	874
Orange County School Board, COP, 3.05%, 8/1/25
(AMBAC Insured)	405	405
Preserve at Wilderness Lake Community Dev. Dist., 5.00%, 5/1/09	240	243
Reedy Creek Improvement Dist., GO, 5.375%, 6/1/15
(AMBAC Insured)	750	824
Seven Oaks Community Dev. Dist. II, 5.00%, 5/1/09	850	855
Total Florida (Cost $12,453)		12,753

GEORGIA 4.9%
Atlanta Airport, 5.00%, 1/1/27 (FSA Insured)	1,400	1,468
Cobb County Hosp. Auth., Wellstar Health System, RAC
5.25%, 4/1/17 (AMBAC Insured)	1,000	1,105
Cobb-Marietta Water Auth., 5.50%, 11/1/14	750	855
Coweta County Residential Care Fac. for the Elderly Auth.
Wesley Woods of Newnan-Peachtree City, 7.625%, 10/1/06	175	177
Dekalb County, GO, 5.00%, 1/1/07	1,335	1,383
Fulton County, Water & Sewer, 5.00%, 1/1/21 (FGIC Insured)	1,000	1,070
Georgia, GO, 5.00%, 5/1/18	1,000	1,076
Georgia Private Colleges & Univ. Auth., Emory Univ.
5.75%, 11/1/18	1,955	2,193
Savannah Economic Dev. Auth., Savannah College of Art & Design
6.80%, 10/1/19 (Prerefunded 10/1/09†)	200	231
Total Georgia (Cost $9,248)		9,558

HAWAII 1.5%
Hawaii, GO, 5.50%, 2/1/11 (FSA Insured)	1,050	1,172
Hawaii Dept. of Budget & Fin., Wilcox Memorial Hosp.
5.50%, 7/1/09	1,690	1,790
Total Hawaii (Cost $2,843)		2,962

IDAHO 0.2%
Nez Perce County, IDRB, PCR, Potlatch, 7.00%, 12/1/14	400	456
Total Idaho (Cost $400)		456

ILLINOIS 2.9%
Chicago, GO, 5.50%, 1/1/09 (MBIA Insured)	500	543
Chicago Water, 5.50%, 11/1/18 (Prerefunded 11/1/11†)
(AMBAC Insured)	500	563
Granite City-Madison County, Waste Management
5.00%, 5/1/27 (Tender 5/1/05) #	750	750
Illinois, GO, 5.50%, 8/1/16 (MBIA Insured)	500	556
Illinois Dev. Fin. Auth., IDRB, Solid Waste Management
5.85%, 2/1/07 #	1,165	1,207
Illinois HFA
Edward Health Services, 5.00%, 2/15/09 (AMBAC Insured)	500	529
Hinsdale Hosp., 7.00%, 11/15/19 (Escrowed to Maturity)	260	284
Metropolitan Pier & Exposition Auth., McCormick Place Expansion
5.375%, 12/15/17 (FGIC Insured)	1,000	1,088
Total Illinois (Cost $5,263)		5,520

INDIANA 0.6%
Goshen, Greencroft Obligated Group, 5.20%, 8/15/06	750	755
St. Joseph County, Madison Center, 5.25%, 2/15/07	295	303
Total Indiana (Cost $1,044)		1,058

IOWA 1.4%
Iowa Fin. Auth.
Trinity Health, Muni Auction Rate (Currently 2.85%)	2,500	2,500
Wesley Retirement, 6.25%, 2/1/12 (Prerefunded 8/1/05†)	250	255
Total Iowa (Cost $2,750)		2,755

KENTUCKY 0.4%
Kenton County Airport Board, Delta Airlines, 7.50%, 2/1/12 #	800	735
Total Kentucky (Cost $800)		735

LOUISIANA 1.2%
Hodge Utility, PCR, Stone Container, 7.45%, 3/1/24 #	200	240
Lafayette, Public Improvement, 5.00%, 3/1/18 (MBIA Insured)	1,250	1,353
Louisiana, GO, 5.00%, 8/1/18 (MBIA Insured)	750	818
Total Louisiana (Cost $2,383)		2,411

MARYLAND 9.8%
Anne Arundel County, GO, General Improvement, 5.00%, 3/1/17	2,110	2,322
Baltimore City, GO, Consolidated Public Improvement
Muni Auction Rate (Currently 2.75%) (FSA Insured)	2,000	2,000
Charles County, GO, 5.00%, 3/1/13	1,810	2,009
Maryland Economic Dev. Corp.
Aviation Administration, 5.50%, 6/1/13 (FSA Insured) #	1,250	1,396
Chesapeake Bay Foundation, VRDN (Currently 3.00%)	1,500	1,500
Chesapeake Bay Hyatt
7.625%, 12/1/22	375	398
7.73%, 12/1/27	400	422
Maryland Energy Fin. Administration
Baltimore Wastewater
5.85%, 12/1/05 #	1,510	1,531
6.30%, 12/1/10 #	250	264
Maryland HHEFA
Lifebridge Health, 5.00%, 7/1/13	2,065	2,238
Sheppard & Enoch Pratt Foundation, 3.00%, 7/1/28
(RAA Insured)	1,250	1,250
Montgomery County, GO, 5.25%, 10/1/14	1,500	1,676
Northeast Maryland Waste Disposal Auth., Solid Waste
5.50%, 4/1/11 (AMBAC Insured) #	250	275
Univ. of Maryland
Auxilary Fac. & Tuition
5.00%, 4/1/07	1,050	1,093
5.00%, 4/1/09	565	608
Total Maryland (Cost $18,817)		18,982

MASSACHUSETTS 2.7%
Massachusetts, GO
5.00%, 8/1/10 (AMBAC Insured)	1,925	2,088
5.00%, 8/1/10 (Escrowed to Maturity) (AMBAC Insured)	75	82
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13†)	500	558
Massachusetts Municipal Wholesale Electric, Power Supply
5.00%, 7/1/07 (MBIA Insured)	1,500	1,566
Massachusetts Water Pollution Abatement Trust
6.00%, 8/1/15	610	682
6.00%, 8/1/15 (Prerefunded 8/1/09†)	190	213
Total Massachusetts (Cost $5,128)		5,189

MICHIGAN 2.7%
Detroit City School Dist., GO
5.50%, 5/1/18 (FSA Insured)	1,000	1,110
Building & Site Improvement, 5.00%, 5/1/08 (FGIC Insured)	500	529
Michigan Hosp. Fin. Auth.
Ascension Health, 5.30%, 11/15/33 (Tender 11/15/06)	1,000	1,033
Mercy Health Services, 5.00%, 8/15/12 (Escrowed to Maturity)	1,395	1,469
Wayne County Charter Airport, 5.25%, 12/1/11 (MBIA Insured) #	1,000	1,066
Total Michigan (Cost $4,977)		5,207

MINNESOTA 0.6%
Minneapolis-St. Paul Metropolitan Airport Commission
5.50%, 1/1/17 (FGIC Insured)	1,000	1,099
Total Minnesota (Cost $1,019)		1,099

MISSISSIPPI 0.3%
Jackson County Port Fac., Chevron, VRDN (Currently 3.03%)	600	600
Total Mississippi (Cost $600)		600

MISSOURI 1.1%
Good Shepherd Nursing Home Dist., 5.45%, 8/15/08	290	296
Missouri Highway & Transportation Commission, 5.00%, 2/1/08	1,000	1,056
St. Louis Municipal Fin. Corp., City Justice Center
5.375%, 2/15/14 (AMBAC Insured)	750	836
Total Missouri (Cost $2,148)		2,188

NEVADA 2.5%
Clark County, GO, 5.50%, 6/1/16 (FGIC Insured)	800	886
Clark County IDRB, PCR, Southwest Gas, 5.80%, 3/1/38
(Tender 3/1/13) #	500	538
Clark County School Dist., GO, 5.00%, 6/15/19 (FGIC Insured) ++	3,000	3,254
Nevada Dept. of Business & Industry, Las Ventanas
6.75%, 11/15/23	200	207
Total Nevada (Cost $4,754)		4,885

NEW JERSEY 2.2%
New Jersey Economic Dev. Auth., Winchester Gardens
8.625%, 11/1/25 (Prerefunded 11/01/06†)	210	232
New Jersey HFFA, Saint Clares Hosp., 5.25%, 7/1/14
(MBIA Insured)	1,440	1,599
New Jersey Transportation Trust Fund Auth.
5.75%, 6/15/11 (Escrowed to Maturity)	1,000	1,138
Port Auth. of New York & New Jersey, 5.875%, 9/15/15
(FGIC Insured) #	1,000	1,047
Salem County, PCR, PSEG Power, 5.75%, 4/1/31 #	200	211
Total New Jersey (Cost $4,051)		4,227

NEW MEXICO 0.3%
Albuquerque, 5.00%, 7/1/33 (FSA Insured)	500	523
Total New Mexico (Cost $512)		523

NEW YORK 8.2%
Albany Parking Auth., 5.25%, 10/15/12	315	337
Dormitory Auth. of the State of New York, Nyack Hosp.
6.00%, 7/1/06	110	111
Metropolitan Transportation Auth., Commuter Fac.
5.375%, 7/1/27 (Prerefunded 7/1/09†)	1,000	1,094
New York City, GO
5.00%, 8/1/07	1,500	1,567
5.00%, 8/1/21	2,050	2,170
5.25%, 8/1/11	1,500	1,643
New York City Transitional Fin. Auth., 5.00%, 11/1/14	2,000	2,208
New York State Environmental Fac. Corp., New York City
Municipal Water Fin. Auth., 6.875%, 6/15/10	50	51
New York State Housing Fin. Agency, 5.85%, 9/15/09	300	316
New York State Mortgage Agency, Single Family
5.80%, 10/1/06 #	500	513
Tobacco Settlement Fin. Corp.
5.00%, 6/1/07	1,000	1,042
5.50%, 6/1/16	1,500	1,656
5.50%, 6/1/19 (FGIC Insured)	1,330	1,478
United Nations Dev. Corp., 5.25%, 7/1/14	1,695	1,765
Total New York (Cost $15,748)		15,951

NORTH CAROLINA 0.8%
North Carolina Eastern Municipal Power Agency, 6.70%, 1/1/19	700	783
North Carolina Municipal Power Agency #1, Catawba Electric
5.50%, 1/1/13	750	835
Total North Carolina (Cost $1,492)		1,618

OHIO 0.8%
Cuyahoga County Hosp., Cleveland Clinic Obligation Group
6.00%, 1/1/32	750	828
Dayton IDRB, PCR, Emery Air Freight, 6.05%, 10/1/09	625	693
Ohio Housing Fin. Agency, Single Family, 5.025%, 3/1/21 #	30	30
Total Ohio (Cost $1,504)		1,551

OKLAHOMA 0.6%
Oklahoma Transportation Auth., 5.25%, 1/1/16 (AMBAC Insured)	1,000	1,090
Total Oklahoma (Cost $1,024)		1,090

OREGON 0.6%
Oregon DOT, 5.50%, 11/15/14 (Prerefunded 11/15/12†)	1,000	1,142
Total Oregon (Cost $1,053)		1,142

PENNSYLVANIA 4.3%
Allegheny County Sanitary Auth., 5.75%, 12/1/16 (MBIA Insured)	1,410	1,594
Cumberland County Municipal Auth., Wesley Affiliated Services
7.125%, 1/1/25	400	426
Pennsylvania, GO
5.00%, 7/1/13 (FGIC Insured)	1,000	1,108
5.75%, 1/15/09	1,000	1,097
Pennsylvania Economic Dev. Fin. Auth., IDRB
Reliant Energy, 6.75%, 12/1/36 #	250	269
Pennsylvania Intergov't. Cooperative Auth.
5.25%, 6/15/13 (FGIC Insured)	750	806
Philadelphia Auth. for Ind. Dev.
Paul's Run Retirement Community, 5.85%, 5/15/13	500	509
Philadelphia Airport, 5.25%, 7/1/08 (FGIC Insured) #	600	638
Souderton Area School Dist., GO, 5.00%, 11/15/18 (FGIC Insured)	1,700	1,850
Total Pennsylvania (Cost $8,029)		8,297

PUERTO RICO 2.0%
Puerto Rico Electric Power Auth., 5.25%, 7/1/12 (FSA Insured)	1,000	1,124
Puerto Rico Public Fin. Corp., 5.25%, 8/1/29
(Tender 2/1/12) (MBIA Insured)	2,500	2,773
Total Puerto Rico (Cost $3,834)		3,897

SOUTH CAROLINA 4.1%
Charleston Water & Sewer, 5.125%, 1/1/13	500	556
South Carolina, GO, School Fac., 5.75%, 1/1/08	1,000	1,076
South Carolina Public Service Auth.
5.00%, 1/1/09 (FSA Insured)	1,000	1,070
5.50%, 1/1/12 (FSA Insured)	1,000	1,126
South Carolina Transportation Infrastructure Bank
5.25%, 10/1/12 (AMBAC Insured)	1,500	1,673
5.50%, 10/1/12 (Prerefunded 10/1/09†) (AMBAC Insured)	1,000	1,109
5.50%, 10/1/15 (AMBAC Insured)	1,240	1,378
Total South Carolina (Cost $7,748)		7,988

TENNESSEE 0.5%
Memphis-Shelby County Airport Auth., 6.25%, 2/15/11
(MBIA Insured) #	200	227
Tennessee Housing Dev. Agency
Single Family
4.95%, 7/1/10 #	420	435
5.05%, 7/1/11 #	355	368
Total Tennessee (Cost $979)		1,030

TEXAS 8.8%
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement System
Obligation Group, 5.40%, 11/15/09	700	719
Austin Airport, 5.75%, 11/15/08 (MBIA Insured) #	500	517
Dallas / Fort Worth Airport, 6.10%, 11/1/20 (FGIC Insured) #	1,500	1,648
Harris County, GO, 5.00%, 10/1/23	400	422
Harris County HFA, Texas Childrens Hosp., 5.375%, 10/1/12	800	863
Houston, GO, 5.375%, 3/1/12 (Prerefunded 3/1/11†) (FSA Insured)	1,200	1,326
Houston Airport, IDRB, Continental Airlines, 6.75%, 7/1/29 #	135	115
Houston Water & Sewer System, 5.25%, 5/15/22 (FSA Insured)	1,850	1,997
Lower Colorado River Auth., 5.75%, 5/15/11 (FSA Insured)	1,370	1,507
North East Independent School Dist., GO, 6.00%, 2/1/16
(Prerefunded 2/1/10†)	1,100	1,238
Sabine River Auth., PCR
TXU Energy
5.50%, 5/1/22 (Tender 11/1/11)	170	183
6.15%, 8/1/22	250	275
San Antonio, GO
5.50%, 2/1/19	495	546
5.50%, 2/1/19 (Prerefunded 2/1/12†)	5	6
San Antonio Electric & Gas, 5.00%, 2/1/07	1,000	1,036
Tarrant County Health Fac. Dev. Corp.
Baylor Health Care, 5.375%, 11/15/21	1,000	1,071
Texas Health Resources, 5.75%, 2/15/10 (MBIA Insured)	500	541
Univ. of Texas, Board of Regents, 5.25%, 8/15/17	2,750	3,039
Total Texas (Cost $16,401)		17,049

VIRGINIA 4.6%
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/13	1,000	1,098
Charles County IDA, IDRB, Waste Management
6.25%, 4/1/27 (Tender 4/1/12) #	250	279
Fairfax County, Water & Sewer, 5.00%, 7/15/27	1,350	1,429
Hampton Museum, Virginia Air/Space & Hampton Roads
Historical Center, 5.00%, 1/1/06	480	487
Loudoun County IDA
Falcons Landing, 6.00%, 8/1/24	250	258
Loudoun Hosp. Center, 6.10%, 6/1/32	500	541
Portsmouth Public Improvement, 5.50%, 6/1/14
(Prerefunded 6/1/08†) (FGIC Insured)	580	624
Portsmouth Public Improvement, GO, 5.50%, 6/1/14 (FGIC Insured)	220	235
Virginia Biotechnology Research Park Auth., 5.25%, 9/1/12	1,000	1,107
Virginia College Building Auth.
Public Higher Ed. Fin. Program
5.00%, 9/1/16	1,600	1,754
5.50%, 9/1/14 (Prerefunded 9/1/10†)	1,000	1,115
Total Virginia (Cost $8,561)		8,927

WASHINGTON 1.6%
King County, GO, 5.25%, 12/1/07	1,500	1,587
Port of Seattle, 5.25%, 7/1/07 (MBIA Insured) #	1,000	1,045
Washington Health Care Fac. Auth., Virginia Mason Medical Center
6.00%, 8/15/08 (MBIA Insured)	500	544
Total Washington (Cost $3,078)		3,176

WISCONSIN 0.2%
Wisconsin HEFA, Froedert & Community Health
5.625%, 10/1/11	400	439
Total Wisconsin (Cost $419)		439

U. S. VIRGIN ISLANDS 0.5%
Virgin Islands PFA
5.25%, 10/1/20	500	537
Hovensa Refinery
5.875%, 7/1/22 #	200	216
6.125%, 7/1/22 #	150	164
Total U. S. Virgin Islands (Cost $872)		917

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (2)	8
Total Futures Contracts	8

Total Investments in Securities
100.8% of Net Assets (Cost $190,377)	$195,379

(1)	Denominated in U.S. dollars unless otherwise	FSA	Financial Security Assurance Inc.
	noted	GO	General Obligation
#	Interest subject to alternative minimum tax	HEFA	Health & Educational Facility Authority
++	All or a portion of this security is pledged to	HFA	Health Facility Authority
	cover margin requirements on futures contracts	HFC	Housing Finance Corp.
	at April 30, 2005.	HFFA	Health Facility Financing Authority
†	Used in determining portfolio maturity	HHEFA	Health & Higher Educational Facility Authority
144A	Security was purchased pursuant to Rule 144A	IDA	Industrial Development Authority/Agency
	under the Securities Act of 1933 and may be	IDRB	Industrial Development Revenue Bond
	resold in transactions exempt from registration	MBIA	MBIA Insurance Corp.
	only to qualified institutional buyers—total	PCR	Pollution Control Revenue
	value of such securities at period-end amounts	PFA	Public Finance Authority
	to $746 and represents 0.4% of net assets	RAA	Radian Asset Assurance Inc.
AMBAC	AMBAC Assurance Corp.	RAC	Revenue Anticipation Certificate
COP	Certificates of Participation	VRDN	Variable-Rate Demand Note; rate shown is
DOT	Department of Transportation		effective rate at period-end
FGIC	Financial Guaranty Insurance Company

(2) Open Futures Contracts at April 30, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 30 U.S. Treasury ten year notes
contracts, $50 par of 5.00% Clark County
School Dist. Bonds pledged as initial margin	6/05	$(3,343)	$(11)
Net payments (receipts) of variation
margin to date			19
Variation margin receivable (payable)
on open futures contracts			$8

The accompanying notes are an integral part of these financial statements.

Unaudited
STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value (cost $190,377)	$195,379
Cash	95
Interest receivable	2,635
Receivable for investment securities sold	65
Receivable for shares sold	384

Total assets	198,558

Liabilities
Payable for investment securities purchased	4,410
Payable for shares redeemed	64
Due to affiliates	91
Other liabilities	125

Total liabilities	4,690

NET ASSETS	$193,868

Net Assets Consist of:
Undistributed net investment income (loss)	$11
Undistributed net realized gain (loss)	(825)
Net unrealized gain (loss)	4,983
Paid-in-capital applicable to 17,655,308 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized	189,699

NET ASSETS	$193,868

NET ASSET VALUE PER SHARE	$10.98

The accompanying notes are an integral part of these financial statements.

Unaudited
STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
4/30/05
Investment Income (Loss)
Interest income	$3,470
Investment management and administrative expense	435

Net investment income (loss)	3,035

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	(35)
Futures	12

Net realized gain (loss)	(23)

Change in net unrealized gain (loss)
Securities	(1,090)
Futures	18

Change in net unrealized gain (loss)	(1,072)

Net realized and unrealized gain (loss)	(1,095)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,940

The accompanying notes are an integral part of these financial statements.

Unaudited
STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,035	$5,041
Net realized gain (loss)	(23)	(204)
Change in net unrealized gain (loss)	(1,072)	878

Increase (decrease) in net assets from operations	1,940	5,715

Distributions to shareholders
Net investment income	(3,034)	(5,039)

Capital share transactions *
Shares sold	49,524	74,766
Distributions reinvested	2,232	3,327
Shares redeemed	(17,846)	(33,122)

Increase (decrease) in net assets from capital
share transactions	33,910	44,971

Net Assets
Increase (decrease) during period	32,816	45,647
Beginning of period	161,052	115,405

End of period	$193,868	$161,052

(Including undistributed net investment income of $11
at 4/30/05 and $10 at 10/31/04)

*Share information
Shares sold	4,509	6,759
Distributions reinvested	203	302
Shares redeemed	(1,626)	(3,022)

Increase (decrease) in shares outstanding	3,086	4,039

The accompanying notes are an integral part of these financial statements.

Unaudited
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date.

Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended April 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $52,000,000 and $19,052,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $441,000 of unused capital loss carryforwards, of which $338,000 expire in fiscal 2008 and $103,000 expire in fiscal 2012.

At April 30, 2005, the cost of investments for federal income tax purposes was $190,369,000. Net unrealized gain aggregated $4,991,000 at period-end, of which $5,403,000 related to appreciated investments and $412,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees

The Board reviewed the fund’s single-fee structure and compared it to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005